                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 1999

                        FRONTIER CORPORATION
      (Exact name of registrant as specified in its charter)

         New York                    1-4166               16-0613330
    (State or other               (Commission           (IRS Employer
    jurisdiction of               File Number)        Identification No.)
    incorporation)


180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (716) 777-1000

Item 5   Other Events
------   ------------

         Frontier Corporation reports its Management's Discussion of Results of Operations and Analysis of Financial Condition and its audited consolidated financial statements and notes to those financial statements for the years ended December 31, 1998, 1997 and 1996.

         Such financial information is attached hereto as Exhibit 99 and incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                    Frontier Corporation
                                        (Registrant)



Dated: January 25, 1999             By: /s/ Rolla P. Huff
                                        -----------------------------
                                        Rolla P. Huff
                                        Executive Vice President and
                                        Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit Number           Description
--------------        ------------------

     23               Consent of Accountants                     Filed herewith
                      (PriceWaterhouseCoopers LLP)

     27               Financial Data Schedule                    Filed herewith

     99               Financial Information                      Filed herewith